Consolidated Statements of Income (Parenthetical) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Dividends on common stock of The Coca-Cola Company	$ 56	$ 53	$ 49
Net impairment losses recognized in earnings	6	2	20
Total unrealized losses	7	2	113
Other than Temporary Impairment Losses, Investments, Portion in Other Comprehensive Income (Loss), before Tax, Including Portion Attributable to Noncontrolling Interest, Available-for-sale Securities	$ 1	$ 0	$ 93